Common Stockholders' Equity and Preferred Securities	12 Months Ended
Dec. 31, 2012
Common Stockholders' Equity and Preferred Securities

NOTE 5—COMMON STOCKHOLDERS’ EQUITY AND PREFERRED SECURITIES

At December 31, 2012, approximately 72 million shares of UAL’s common stock were reserved for future issuance related to the conversion of convertible debt securities and the issuance of equity based awards under the Company’s incentive compensation plans.

As of December 31, 2012, UAL had two shares of junior preferred stock (par value $0.01 per share) outstanding. In addition, UAL is authorized to issue 250 million shares of preferred stock (without par value) under UAL’s amended and restated certificate of incorporation.

In 2010, approximately nine million shares of UAL’s common stock were issued upon the redemption of Continental’s $175 million aggregate principal amount of 5% Convertible Notes due 2023. See Note 14 for additional information related to this transaction.

In October 2010, approximately 148 million shares of UAL’s common stock were issued to Continental stockholders in exchange for Continental common stock in connection with the Merger. See Note 1 for additional information related to this transaction.

In connection with the Merger, on October 1, 2010, all outstanding 141 million shares of Continental common stock were converted into and exchanged for 1.05 fully paid and nonassessable shares of UAL’s common stock with any fractional shares paid in cash. The shares of Continental common stock that were acquired by UAL were subsequently canceled and replaced with 1,000 shares of common stock ($0.01 par value), all of which are owned by UAL as of December 31, 2012.